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Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-14838 (REG)
Chapter 11

CENTURY-ML CABLE VENTURE
(Name of Debtor)

Monthly Operating Report for
the period ended October 31, 2005*

Debtor's Address:
Urb. Industrial Tres Monjitas
1 Calle Manuel Camunas
San Juan, PR 00918-1485

Morgan, Lewis & Bockius LLP
(Debtor Attorney)

Monthly Operating Income: $258
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.*

Date: November 23, 2005

/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer Century Communications Corp. (Managing Partner)

Indicate if this is an amended statement by checking here

AMENDED STATEMENT

*
All amounts herein are unaudited and subject to revision. The Debtor reserves all rights to revise this report.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
UNAUDITED BALANCE SHEET
(Dollars in thousands)

October 31, 2005
ASSETS:
Cash and cash equivalents	$35,626

Total assets	$35,626

LIABILITIES AND PARTNERS' EQUITY:
Accrued expenses and other liabilities	$35,626

Total liabilities	35,626

Contingencies (Note 2)
Partners' equity	—

Total liabilities and partners' equity	$35,626

The accompanying notes are an integral part of these unaudited financial statements.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
UNAUDITED STATEMENTS OF OPERATIONS
(Dollars in thousands)

	Month Ended October 31, 2005	Thirty-seven Months Ended October 31, 2005
Revenue	$1,112	$36,842
Cost and expenses:
Direct operating and programming	610	18,406
Selling, general and administrative	6	816
Management fees	38	1,541
Non-recurring professional fees	137	140
Depreciation	63	3,556

Operating income	258	12,383
Other income:
Interest income, net	29	580
Equity in net income of Century-ML Cable Corporation, net of taxes	279	37,255

Total other income	308	37,835

Income before reorganization expenses due to bankruptcy	566	50,218
Reorganization expenses due to bankruptcy	(264)	(2,293)

Income before income taxes	302	47,925
Income tax expense	(132)	(4,178)

Net income	$170	$43,747

The accompanying notes are an integral part of these unaudited financial statements.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
UNAUDITED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Month Ended October 31, 2005	Thirty-seven Months Ended October 31, 2005
Cash flows from operating activities:
Net income	$170	$43,747
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	63	3,556
Reorganization expenses due to bankruptcy	264	2,293
Equity in net income of Century-ML Cable Corporation, net of taxes	(279)	(37,255)
Change in operating assets and liabilities, prior to distribution of net assets	(592)	3,449

Net cash provided by operating activities before payment of reorganization expenses	(374)	15,790
Reorganization expenses paid during the period	(233)	(1,978)

Net cash provided by operating activities	(607)	13,812

Cash flows from investing activity:
Expenditures for property and equipment	(92)	(2,589)
Proceeds from sale deposited for benefit of Venture's bankruptcy estate estate	35,626	35,626
Distribution of cash on hand to buyers	(19,618)	(19,618)

Net cash used in investing activities	15,916	13,419

Change in cash and cash equivalents	15,309	27,231
Cash and cash equivalents, beginning of period	20,317	8,395

Cash and cash equivalents, end of period	$35,626	$35,626

The accompanying notes are an integral part of these unaudited financial statements.

CENTURY ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

1.     Background and Basis of Presentation

        Century-ML Cable Venture ("CMLCV" or the "Venture") was a joint venture between ML Media Partners, LP ("ML Media") and Century Communications Corporation ("Century"), a wholly owned, indirect subsidiary of Adelphia Communications Corporation ("Adelphia"). CMLCV, directly or through its wholly owned subsidiary, Century-ML Cable Corporation, owned, operated and managed cable television systems located in Puerto Rico (the "Puerto Rico Systems"). CMLCV's operations consisted primarily of selling video programming, which was distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables.

Sale of the Venture

        On June 3, 2005, Century and ML Media entered into an interest acquisition agreement (the "IAA") with San Juan Cable, LLC ("San Juan Cable"), pursuant to which, subject to the terms and conditions of the IAA, Century and ML Media sold their interests in the Venture to San Juan Cable, a newly formed Puerto Rico limited liability company of which MidOcean Partners, LP, Crestview Capital Partners, LP and other investors are members. The sale of the Venture was consummated on October 31, 2005.

        The purchase price paid at the closing for the Venture was approximately $518,900,000 plus a Closing Date Working Capital (as defined in the IAA) distribution of $82,600,000. Such price is subject to certain adjustments, including a post-closing review of the amount of the Closing Date Working Capital, a review of the Operating Cash Flow (as defined in the IAA) of the Puerto Rico Systems for the 12 months prior to the closing date, and final determination of the number of Equivalent Subscribers (as defined in the IAA) of the Puerto Rico Systems as of the closing date.

        At the closing, $25,000,000 of the purchase price was deposited into an indemnity escrow account to indemnify San Juan Cable against any misrepresentation or breach of warranty, covenant or agreement by the Venture and Century-ML Cable Corporation, and $13,500,000 of the purchase price was deferred and subject to offset to the extent of any additional tax liabilities of the Venture or Century-ML Cable Corporation relating to periods prior to the closing date. An additional amount of $35,626,000 of the purchase price was deposited into an escrow account for the benefit of the Venture relating to administration of claims made under the Venture's bankruptcy proceedings.

        The remaining proceeds from the sale of the Venture, approximately $527,400,000, are being held in escrow for the benefit of Century and ML Media pending the resolution of the litigation among Adelphia, Century, Highland Holdings ("Highland"), the Venture and ML Media described in Note 2 and can be released only upon an order of the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Notwithstanding the foregoing, in the event that ML Media determines that a distribution is appropriate, then each of ML Media and Century shall receive, on an interim basis and without prejudice to the rights of ML Media or Century, an amount up to $70,000,000 from the escrow.

Bankruptcy

        On September 30, 2002, CMLCV filed a voluntary petition to reorganize under chapter 11 of Title 11 ("Chapter 11") of the United States Code (the "Bankruptcy Code") in the Bankruptcy Court. Century-ML Cable Corporation did not file a bankruptcy petition.

        On August 9, 2005, the Venture filed its proposed plan of reorganization (as amended, modified or supplemented, the "Plan") and related Disclosure Statement (the "Disclosure Statement") with the Bankruptcy Court. By order dated August 18, 2005, the Bankruptcy Court approved the Disclosure Statement. On September 7, 2005, the Bankruptcy Court confirmed the Plan. The Plan, which became effective on October 31, 2005, was designed to satisfy the conditions of the IAA with San Juan Cable and provides that all allowed claims will either be paid in full or assumed by San Juan Cable under the terms set forth in the IAA. The effectiveness of the Plan did not resolve the pending litigation among Adelphia, Century, Highland, the Venture and ML Media. For additional information, see Note 2.

Basis of Presentation

        Prior to emergence from bankruptcy, the accompanying unaudited financial statements were derived from the books and records of the Venture. These accompanying unaudited financial statements should not be considered an admission of the Venture's income, expenditures or general financial condition, but rather a current compilation of the Venture's books and records. The Venture does not make, and/or specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein.

CENTURY ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

        Certain footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of the Venture's management, all disclosures considered necessary for an informative presentation have been included herein.

        Upon emergence from bankruptcy, the remaining assets of the Venture's estate are cash and cash equivalents and certain causes of action.

Reorganization Expenses

        Based on management's interpretation of the American Institute of Certified Public Accountants' Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code," only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited statements of operations. These expenses include legal, restructuring and financial consultant fees for the Venture.

2.     Contingencies

ML Media Litigation

        Adelphia and ML Media have been involved in a longstanding dispute concerning the Venture's management, including management fees charged to the Venture and various other matters. As part of this dispute, in March 2000, ML Media brought suit against Century, Adelphia and Arahova Communications, Inc. ("Arahova"), a subsidiary of Adelphia and Century's immediate parent, in the Supreme Court of the State of New York, seeking, among other things (i) the dissolution of the Venture and the appointment of a receiver to sell the Venture's assets, (ii) if no receiver was appointed, an order authorizing ML Media to conduct an auction for the sale of the Venture's assets to an unrelated third party and enjoining Adelphia from interfering with or participating in that process, (iii) an order directing the defendants to comply with the Venture's joint venture agreement with respect to provisions relating to governance matters and the budget process and (iv) compensatory and punitive damages. In August 2002, the parties negotiated a consent order that imposed consultative and reporting requirements on Adelphia and Century as well as restrictions on Century's ability to make capital expenditures without ML Media's approval. Adelphia and Century were held in contempt of that order in early 2001.

        Thereafter, the parties negotiated a settlement suspending the litigation and, in December 2001, entered into a Leveraged Recapitalization Agreement (the "Recap Agreement"). Among other things, the Recap Agreement required the Venture to redeem ML Media's 50% interest in the Venture (the Redemption") on or before September 30, 2002 for a purchase price between $275,000,000 and $279,800,000 depending on the timing of such redemption, plus interest. Among other things, the Recap Agreement provided that (i) Highland would arrange debt financing for the Redemption, (ii) Highland, Adelphia and Century would jointly and severally guarantee debt service on and after the closing, and (iii) Highland and Century would own 60% and 40% interests, respectively, in the recapitalized Venture. If the Redemption did not occur, Adelphia agreed to purchase ML Media's 50% interest in the Venture under similar terms. The Recap Agreement also provided that, if the Redemption did not occur and if the Venture, Adelphia, Century or Highland defaulted on obligations under the Recap Agreement, Adelphia, Century and Highland would jointly and severally indemnify ML Media against losses resulting from such a default. Also as part of the settlement, and as required by the Recap Agreement, Adelphia, Century and ML Media entered into a security and pledge agreement (the "Security and Pledge Agreement") which granted ML Media a security interest in Century's 50% interest in the Venture as security for the obligations of Adelphia under the Recap Agreement.

CENTURY ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

        By an order of the Bankruptcy Court dated September 17, 2003, Adelphia and Century rejected the Recap Agreement, effective as of such date. The Venture has neither assumed nor rejected the Recap Agreement. Unless the Recap Agreement is held to be invalid and unenforceable, the effect of Adelphia's and Century's rejection of the Recap Agreement is the same as a pre-petition breach of the Recap Agreement.

        The Venture, Adelphia, Century, Highland and ML Media are engaged in litigation regarding the enforceability of the Recap Agreement. In January 2003, the Bankruptcy Court held that, assuming that the Recap Agreement is enforceable, each of the Venture, Adelphia, Century and Highland are in breach of the Recap Agreement. Adelphia and Century each filed eleven counterclaims, and the Venture filed twelve counterclaims. On April 15, 2004, the Bankruptcy Court indicated that it would dismiss all counts of Adelphia's challenge to the enforceability of the Recap Agreement except for its allegation that ML Media aided and abetted a breach of fiduciary duty in connection with the execution of the Recap Agreement. The Bankruptcy Court also dismissed all of the Venture's counterclaims with the exception of its claim to avoid the Recap Agreement as a constructive fraudulent conveyance, which counterclaim was transferred to Century upon the closing of the IAA referred to above. Discovery in the litigation is proceeding.

        In conjunction with the execution of the Recap Agreement in December 2001, management fees were increased to 10% of adjusted revenue effective January 1, 2002. In addition, concurrent with the execution of the Recap Agreement, Adelphia and ML Media entered into an agreement whereby in the event that the transactions contemplated by the Recap Agreement were not completed and the Recap Agreement was terminated, Adelphia agreed to contribute and deliver to the Venture any management fees paid to Century in excess of 5% of adjusted revenue. In May 2003, Adelphia and Century filed motions with the Bankruptcy Court to reject the Recap Agreement in connection with their bankruptcy proceedings. As a result of these motions, management fees were reduced to 5% of adjusted revenue effective June 1, 2003. The Venture has, among other things disputed the ability of Century to charge a 10% management fee to the Venture from January 2002 through May 2003. In the event that the Bankruptcy Court issues a judgment in favor of the Venture, the incremental management fees of $5,719,000 will not be paid and will be credited to income in the period the dispute is settled.

        ML Media has alleged that it is entitled to recover from the Venture, which has not rejected the Recap Agreement, $279,800,000 plus interest, attorney fees and other costs in exchange for its interest in the Venture. ML Media also seeks recovery of such amounts from Century under the Security and Pledge Agreement executed in connection with the Recap Agreement. As to Adelphia, Century and the Venture, ML Media alleges that it is entitled to be made whole for the amounts that it would have received had the Recap Agreement been performed in accordance with its terms, which may entail recovery of either $279,800,000 plus interest, attorney fees and other costs in exchange for its interest in the Venture, or up to the difference between $279,800,000 and the fair market value of its interest in the Venture, plus interest, attorney fees, other costs and damages in connection with the revival of the state court claims described above. The Venture, Adelphia and Century have disputed ML Media's claims and allegations.

        On June 3, 2005, Century and ML Media entered into the IAA to sell their interests in the Venture to San Juan Cable. See Note 1 for additional information regarding the sale. Effective October 31, 2005, the sale of the Venture to San Juan Cable was consummated and the Plan became effective.

        The sale of the Venture did not resolve the pending litigation among Adelphia, Century, Highland, the Venture and ML Media. The Venture's estate cannot predict the outcome of these legal proceedings or estimate the possible effects on its financial condition or results of operations.

CENTURY ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

Highland Proof of Claim

        Highland has filed a timely proof of claim against the Venture seeking unliquidated damages arising from alleged indemnity and contribution rights relating to a claimed breach of the Recap Agreement and liquidated claims arising out of the removal of $10,000,000 allegedly contributed by Highland to a certain escrow account established under the Recap Agreement. On August 29, 2005, the Venture filed an objection and a motion to expunge the Highland proof of claim with the Bankruptcy Court, and on November 16, 2005, such motion was approved and the claim was expunged.

Other

        On October 8, 2004, the Venture filed various claims in the Adelphia Debtor's bankruptcy proceedings relating to, among other things, Adelphia's conduct as manager of the Venture, the amount of management fees due and/or paid to Century, alleged breaches of Adelphia's fiduciary duties to the Venture, and receivables alleged to be owing to the Venture by various Adelphia Debtors. The Venture's estate cannot estimate at this time its recovery, if any, related to such claims.

        On October 10, 2004, the Venture filed a complaint against various members of the family of John J. Rigas and certain entities affiliated with the family of John J. Rigas, seeking damages based on various claims arising in connection with their conduct while managing the Adelphia Debtors and the Venture. These claims include breach of fiduciary duty, waste of corporate assets, unjust enrichment, and conversion of the Venture's property. The Venture's estate cannot estimate at this time its recovery, if any, related to such claims.

        The Venture's estate may be subject to legal proceedings and claims which arise in the ordinary course of business. The outcome of such proceedings and claims cannot be predicted with certainty. Accordingly, the Venture's estate cannot determine the outcome of such proceedings and claims nor the potential impact on the financial condition or results of operations of the Venture's estate.

3.     Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report on pages 9 through 15 are for the period from October 1, 2005 through October 31, 2005 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The following schedules for sales and other taxes due and gross taxable sales are not applicable since the Commonwealth of Puerto Rico does not have these types of taxes. The accompanying Bankruptcy Court reporting schedules have been obtained from the books and records of the Venture and Adelphia, as applicable, and are unaudited.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES
Summary

	For the Month Ended October 31, 2005	Reference
Gross wages paid	$59,198.61	Schedule I
Employee payroll taxes withheld	9,212.99	Schedule I
Employer payroll taxes due	4,542.62	Schedule I
Payroll taxes paid*	11,592.26	Schedule II*
Sales and other taxes due**	N/A	Schedule III
Gross taxable sales**	N/A	Schedule III
Real estate and personal property taxes paid**	N/A	Schedule IV
Other taxes paid	1,398,714.63	Schedule V
Cash disbursements	1,546,223.50	Schedule VI
Insurance coverage	N/A	Schedule VII

*
The amount reported above for payroll taxes paid is based upon the date paid and not due.

**
See Note 3 in the accompanying unaudited financial statements for disclosure regarding these schedules.

  CENTURY-ML CABLE VENTURE
  (DEBTOR-IN-POSSESSION)
  BANKRUPTCY COURT REPORTING SCHEDULES

  Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended October 31, 2005

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
October 02, 2005	$11,154.51	$1,744.83	$856.05
October 09, 2005	11,288.78	1,746.41	866.32
October 16, 2005	11,437.06	1,863.44	877.64
October 23, 2005	13,635.68	2,137.02	1,046.17
October 30, 2005	11,682.58	1,721.29	896.44

Total	$59,198.61	$9,212.99	$4,542.62

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 1 of 1

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2005

Payee	Payroll Taxes Paid*	Payment Date
Internal Revenue Service	$1,932.85	October 03, 2005
Internal Revenue Service	1,706.70	October 11, 2005
Internal Revenue Service	1,727.24	October 18, 2005
Internal Revenue Service	1,749.88	October 25, 2005
Department of Treasury	89.60	October 05, 2005
Department of Treasury	4,385.99	October 10, 2005

Total	$11,592.26

*
The amount reported above for payroll taxes paid is based upon the date paid and not due.

  CENTURY-ML CABLE VENTURE
  (DEBTOR-IN-POSSESSION)
  BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 1 of 1

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2005

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

$

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 1 of 1

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2005

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Department of Treasury	Individual Corp W/H	$47.78	October 10, 2005
Department of Treasury	Excise Tax	881.10	October 10, 2005
Department of Treasury	Non-resident 29% tax W/H	91,476.75	October 13, 2005
Department of Treasury	Corporate Income Tax	306,309.00	October 28, 2005
Department of Treasury	Corporate Income Tax	1,000,000.00	October 28, 2005

		$1,398,714.63

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 1 of 1

Court Reporting Schedules for Cash Disbursements
for the Month Ended October 31, 2005

LEGAL ENTITY	Case Number	Disbursements
Century-ML Cable Venture		$1,546,223.50

CENTURY-ML CABLE VENTURE
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII	Page 1 of 1

Court Reporting Schedules for Insurance Coverage

Coverage	Company	Policy No.	Term
Commercial Property	Lexington, C N A, RSUI	7474763; 109864833; 341016	05/16/05—05/16/06
Commercial General Liability	Ace Insurance Company	41PR12693	05/16/05—05/16/06
Commercial Automobile	Mapfre-Praico (Puerto Rican American Ins. Co.)	50 BAP-7453771	05/16/05—05/16/06
Workers' Compensation	Corporacion del Fondo de Seguro del Estado	8316000571	07/01/05 to 07/01/06 Continuous (automatic renewal)
Fiduciary Dishonesty Bond	American International Insurance Company	163-1000102	01/26/05—01/26/06
Umbrella Liability Excess Liability	Ace Insurance Co. Zurich, XL, St. Paul	47PR3413 Various	05/16/05—05/16/06 05/16/05—05/16/06
Pollution Liability	Quanta Specialty Lines Insurance Company	2000265 (on-site coverage) 2000266 (off-site coverage)	01/01/05—01/01/06 01/01/05—01/01/06
Chauffeur's Insurance	Dept. del Trabajo y Recursos Humanos-Negociado de Beneficios a Choferes	0160020530	Continuous
Life Insurance	Seguros de Vida Triple S	GLIF 10050852	06/01/04—06/01/05
Disability Insurance	National Life Insurance Co.	GR-139-7709	Continuous
Long Term Disability Insurance	Cigna	LK960766	08/01/05—07/31/06
Health Insurance	Triple S	Group 05085-002	06/01/05—05/01/06
Unemployment Insurance	Dept. del Trabajo y Recursos Humanos-Negociado de Seguridad de Empleo	2582960007	Continuous
Employment Practices Liability Insurance	Axis Reinsurance Co.	RBN505212	03/18/05—03/18/06

QuickLinks

CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) UNAUDITED BALANCE SHEET (Dollars in thousands)
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) UNAUDITED STATEMENTS OF OPERATIONS (Dollars in thousands)
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) UNAUDITED STATEMENTS OF CASH FLOWS (Dollars in thousands)
CENTURY ML CABLE VENTURE (DEBTOR-IN-POSSESSION) NOTES TO UNAUDITED FINANCIAL STATEMENTS
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Summary
Court Reporting schedules for Payroll and Payroll Taxes for the Month Ended October 31, 2005
Court Reporting schedules for Payroll Taxes Paid for the Month Ended October 31, 2005
Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2005
Court Reporting schedules for Sales and Other Taxes Paid for the Month Ended October 31, 2005
Court Reporting Schedules for Cash Disbursements for the Month Ended October 31, 2005
Court Reporting Schedules for Insurance Coverage